UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2018

NEXTDECADE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380

(Address of Principal Executive Offices) (Zip Code)

(713)  574-1880

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.            Other Events.

As previously disclosed, NextDecade Corporation (the “Company”) received a notice from the Staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the Company’s non-compliance with the minimum number of round lot stockholders for the listing of its (i) common stock as set forth in Nasdaq Listing Rule 5505(a)(3) (the “Common Stock Listing Requirement”) and (ii) warrants as set forth in Nasdaq Listing Rule 5515(a)(4) (the “Warrants Listing Requirement”) on The Nasdaq Capital Market, such Company securities may be subject to delisting from The Nasdaq Capital Market unless the Company timely requests a hearing before a Nasdaq Hearings Panel (the “Panel”).  The Company timely requested a hearing before the Panel to explore the possibilities of staying any delisting action by Nasdaq with respect to such Company securities and, on November 3, 2017, the Company was notified that the Panel had determined to grant the Company’s request for the continued listing of its common stock and warrants on The Nasdaq Capital Market pursuant to an extension to evidence compliance with the Common Stock Listing Requirement and the Warrants Listing Requirement, respectively, by March 6, 2018 (the “Nasdaq Compliance Deadline”).

On February 20, 2018, the Company received a notice from Nasdaq (the “Nasdaq Notice”) acknowledging that the Company has met the Common Stock Listing Requirement and that the Company’s common stock will continue to be listed on The Nasdaq Capital Market under the symbol “NEXT.”

Additionally, the Nasdaq Notice informed the Company that, as a result of the Company withdrawing its appeal with the Panel with respect to its warrants on February 16, 2018 in light of the Company’s inability to establish a means of satisfying the Warrants Listing Requirement by the Nasdaq Compliance Deadline, the Panel had determined to delist the Company’s warrants and suspend the trading of the Company’s warrants from The Nasdaq Capital Market effective as of the open of business on February 22, 2018. On February 22, 2018, the Company’s warrants will begin trading on The OTC Pink Market under the symbol “NEXTW.” However, the Company can give no assurance that trading in its warrants will continue on The OTC Pink Market or on any other securities exchange or quotation medium.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2018

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel